Exhibit 99.2

 FY 2023 Second Quarter Financial Results  May 4, 2023  May 2023   Investor Presentation

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings release include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2023, including NFEPS guidance by Segment, fiscal 2024 long term growth range, long term annual growth projections and targets, projections of dividend and financing activities, forecasted contribution of business segments to NJR’s NFE for fiscal 2023, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, announced charitable endowment, project pipeline through Fiscal 2027, total expected shareholder return projections, CEV revenue and service projections, SREC Hedging strategies and Asset Management Agreements, the outcome and timing of future Base Rate Cases with the BPU, emissions reduction strategies and clean energy goals, environmental social and governance efforts, outcome of the Inflation Reduction Act, rising interest rates and ITCs, and other legal and regulatory expectations.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.  Non-GAAP Measures  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services and certain transactions related to NJR's investments in the PennEast Project, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 Contents  FY 2023 Second Quarter  3  Agenda  4  Fiscal 2023 Second Quarter and Year-to-Date Summary  5  Re-Affirming Fiscal 2023 NFEPS Guidance of $2.62 to $2.72  6  New Jersey Natural Gas  7  Clean Energy Ventures (CEV): Growing Capacity with a Robust Pipeline  8  Financial Review  9  NJR: Review of Fiscal 2023 Q2 and YTD NFE Changes  10  NJR: Capital Plan  11  NJR: Aligned with New Jersey’s Clean Energy Policy Landscape   12  Key Takeaways: Fiscal 2023 Year-to-Date  Appendix: Financial Statements and Additional Information - 13  14  Reconciliation of NFE and NFEPS to Net Income  15  Other Reconciliation of Non-GAAP Measures  16  Fiscal 2023 Second Quarter and YTD NFE by Business Unit  17  Clean Energy Ventures - SREC Hedging Strategy  18  Capital Plan Table  19  Projected Cash Flows  20  Debt Maturities  21  Total Expected Shareholder Return  22  NJR: Environmental, Social and Governance Efforts  23  Shareholder and Contact Information

 3  1  Second Quarter FY 2023 HighlightsSteve Westhoven | President and CEO  2  Financial HighlightsRoberto Bel | SVP and CFO  3  Q&A Session  FY 2023 Second QuarterConference Call Agenda

Fiscal 2023 Second Quarter and Year-to-Date Summary

Consistent Performance throughout Winter Period

Second Quarter NFEPS[1,2]


$0.88
$1.77
$1.36
$1.16
2Q20
2Q21
2Q22
2Q23

YTD NFEPS


$1.27
$2.24
$2.04
$2.30
6 Mos. 2020
6 Mos. 2021
6 Mos. 2022
6 Mos. 2023

Continued Execution Throughout Unique Period of Historically Warm Weather Conditions

NJNG

Higher utility gross margin

Announces bill credit and rate decrease for residential and small commercial customers following period of lower gas prices

CEV

Placed ~53MW into service since FYE 2022

Project pipeline of **~740MW** (under construction, contract, or exclusivity) through Fiscal 2027

S&T

Stable NFEPS contribution from Leaf River Energy Center and Adelphia Gateway

Continuing to explore organic expansion opportunities

Energy Services

Derived significant value for pipeline capacity during brief periods of strong demand

New Jersey Resources

1) A reconciliation from NFE to net income can be found in the Appendix.
2) Q2 FY 2021 included unusually high net financial earnings at Energy Services due to increased natural gas price volatility related to the extreme weather during February 2021.

4

 Re-Affirming Fiscal 2023 NFEPS Guidance of $2.62 to $2.72  Net Financial Earnings per Share  NFEPS long-term annual growth projections are based on the midpoint of the $2.20 - $2.30 initial guidance range for fiscal 2022, provided on February 1, 2021   7-9% LONG-TERM ANNUAL GROWTH1  Fiscal 2023 NFEPS Guidance by Segment  Guidance Raised by $0.20 in Q1 FY2023; Represents 8.1% Increase from Midpoint of FY 2023 Initial Guidance Range   FY2024 EXPECTED TO BE AT OR ABOVE THE TOP END OF THE LONG-TERM ANNUAL GROWTH RANGE DUE TO IMPACT OF THE AMA  15.3% NFEPS CAGR THROUGH FY2023E  YTD 2023  NFEPS  $2.30

New Jersey Natural Gas

Strong Trend of Favorable Customer Growth

YTD Fiscal 2023 Capital Expenditures[1,2]

~37% of capital expenditures earning a near real-time return

On March 30, 2023, NJNG submitted its annual IIP filing to the BPU requesting a rate increase for capital expenditures of $31.4 million through June 30, 2023, resulting in a $3.5 million revenue increase, with a proposed effective date of October 1, 2023



New Customer $31
Maintenance $55
IIP $18
~$195M
SAVEGREEN $24
IT $28
Cost of Removal/Other $39[3]

The SAVEGREEN Project®, received the 2023 ENERGY STAR Partner of the Year Award from the U.S. Environmental Protection Agency (EPA) and the U.S. Department of Energy (DOE).

NJNG Customers
(in thousands)

Added 4,064 new customers YTD in fiscal 2023 compared to 3,579 in YTD fiscal 2022



580
570
560
550
540
530
520
510
500
530
539
548
558
564
569
575
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022
YTD FY2023

Timing of Next Rate Case

Filing Expected in Fiscal 2024

1) Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments, which for GAAP purposes are included as part of cash flows from operations
2) The sum of YTD Fiscal 2023 actual amounts may not equal to total due to rounding
3) Facilities included in "Other"

New Jersey Resources
6

 Clean Energy Ventures (CEV): Growing Capacity with a Robust Pipeline  CEV owns and operates solar projects in New Jersey, Rhode Island, New York and Connecticut with approximately 440MW of capacity  Total  ~1.2 GW  MWs  Pipeline of ~740MW including projects under construction, contract, or exclusivity  ~440MW of projects in-service  ~56% of pipeline located in NJ  ~44% located outside of NJ  New In-Service since FYE 2022  ~53MW

 Financial Review  Roberto Bel  SVP and Chief Financial Officer  8

 Fiscal 2023 YTD  Fiscal 2023 Q2  NJR: Review of Fiscal 2023 Q2 and YTD NFE Changes  ($ in Millions)  A reconciliation of these non-GAAP measures can be found in the Appendix  The sum of 2Q23 and YTD 2023 actual amounts may not equal to total due to rounding  Fiscal 2Q22 – Consolidated NFE ($ in millions)  $ 130.2   NJNG  $ (2.1)  Utility Gross Margin1  $ 1.3   O&M  $ (5.5)  Depreciation & Amortization (D&A)  $ (2.0)  Interest expense, AFUDC, Income Tax  $ 4.1   Clean Energy Ventures  $ (2.9)  Revenue  $ 2.6   D&A and Interest Expense  $ (3.1)  Other  $ (2.4)  Storage & Transportation  $ (2.2)  Revenue  $ 7.5   D&A and Interest Expense  $ (7.7)  AFUDC & Other  $ (2.0)  Energy Services  $ (8.8)  Financial Margin1  $ (4.9)  Interest Expense, Income Tax and Other  $ (3.9)  Home Services and Other  $ (1.9)  Fiscal 2Q23 – Consolidated NFE ($ in millions)2  $ 112.3   Fiscal 2022 YTD – Consolidated NFE ($ in millions)  $ 196.0   NJNG  $ 1.5   Utility Gross Margin1  $ 22.5   O&M  $ (18.7)  Depreciation & Amortization (D&A)  $ (4.0)  Interest expense, AFUDC, Income Tax  $ 1.7   Clean Energy Ventures  $ 0.4   Revenue  $ 5.2   D&A and Interest Expense  $ (3.9)  Other  $ (0.9)  Storage & Transportation  $ 1.1   Revenue  $ 22.2   D&A and Interest Expense  $ (16.1)  AFUDC & Other  $ (5.0)  Energy Services  $ 26.2   Financial Margin*  $ 39.2   Interest Expense, Income Tax and Other  $ (13.0)  Home Services and Other  $ (2.5)  Fiscal 2023 YTD – Consolidated NFE ($ in millions)2  $ 222.6

 NJR: Capital Plan1   Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations  $529  $712  $622  $520 - $658  $542 - $728  ($ in Millions)  Capital plan supports long-term NFEPS growth targets of 7 – 9%

 NJR: Aligned with New Jersey’s Clean Energy Policy  NJR Environmental Initiatives  Maximize energy efficiency and conservation   SAVEGREEN  Accelerate the use of renewable energy and distributed power resources   CEV expansion  Decarbonize New Jersey’s energy system  Green Hydrogen & RNG  2019  The Energy Master Plan (EMP) established priorities for the use, management and development of energy in New Jersey  2023  EO 317 engages with stakeholders to develop plans that reduce emissions from the natural gas sector to levels that are consistent with achieving the State’s 50 percent reduction in greenhouse gas emissions

 Key Takeaways: Fiscal 2023 Year-to-Date  Implementing Strategic Plan to Drive Continued Organic Growth Across Portfolio  Highest Long-Term Growth Rate Across   LDC Peer Group  7 – 9%   Reiterates   FY 2023 NFE Guidance  $2.62 - $2.72  Raised by $0.20 in Q1 2023 due to exceptional performance from NJNG and Energy Services during Winter Storm Elliott   Decarbonization Strategy Aligned with   Public Policy  Working with state regulators toward New Jersey’s long-term clean energy goals  Solid Balance Sheet in Inflationary Environment  Staggered long-term debt maturity profile  No need for block equity

 Appendix:  Financial Statements and Additional Information  13  14  Reconciliation of NFE and NFEPS to Net Income  15  Other Reconciliation of Non-GAAP Measures  16  Fiscal 2023 Second Quarter and YTD NFE by Business Unit  17  Clean Energy Ventures - SREC Hedging Strategy  18  Capital Plan Table  19  Projected Cash Flows  20  Debt Maturities  21  Total Expected Shareholder Return  22  NJR: Environmental, Social and Governance Efforts  23  Shareholder and Contact Information

Reconciliation of NFE and NFEPS to Net Income

($ in 000s)

- NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

(Unaudited)	Three Months Ended March 31,		Six Months Ended March 31,	
	2023	2022	**2023**	2022
NEW JERSEY RESOURCES				
A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:				
Net income	**$ 110,247**	$ 96,035	$ 226,168	$ 207,347
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**13,971**	42,022	(17,532)	(40,169)
Tax effect	**(3,320)**	(9,980)	4,167	9,556
Effects of economic hedging related to natural gas inventory	**(11,203)**	1,155	12,769	24,732
Tax effect	**2,662**	(274)	(3,035)	(5,877)
Gain on equity method investment	**(200)**	—	(200)	—
Tax effect	**50**	—	50	—
NFE tax adjustment	**103**	1,248	207	387
Net financial earnings	**$ 112,310**	$ 130,206	$ 222,594	$ 195,976
Weighted Average Shares Outstanding				
Basic	**96,893**	96,068	96,689	96,006
Diluted	**97,556**	96,516	97,346	96,480
A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:				
Basic earnings per share	**$ 1.14**	$ 1.00	$ 2.34	$ 2.16
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**$ 0.14**	$ 0.44	$ (0.18)	$ (0.42)
Tax effect	**$ (0.03)**	$ (0.10)	$ 0.04	$ 0.10
Effects of economic hedging related to natural gas inventory	**$ (0.12)**	$ 0.01	$ 0.13	$ 0.26
Tax effect	**$ 0.03**	$ —	$ (0.03)	$ (0.06)
NFE tax adjustment	**$ —**	$ 0.01	$ —	$ —
Basic NFE per share	**$ 1.16**	$ 1.36	$ 2.30	$ 2.04

New Jersey Resources

14

Other Reconciliation of Non-GAAP Measures

($ in 000s)

NJNG Utility Gross Margin

- NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.

Energy Services Financial Margin

- Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.

(Unaudited)	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Six Months Ended March 31, 2023	Six Months Ended March 31, 2022
A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:				
Operating revenues	**$ 400,838**	$ 463,812	**$ 758,584**	$ 738,584
Less:				
Natural gas purchases	**158,694**	215,223	**343,465**	339,817
Operating and maintenance (1)	**30,711**	26,748	**57,005**	39,889
Regulatory rider expense	**23,154**	30,910	**41,405**	47,581
Depreciation and amortization	**25,319**	23,344	**50,209**	46,237
Gross margin	**162,960**	167,587	**266,500**	265,060
Add:				
Operating and maintenance (1)	**30,711**	26,748	**57,005**	39,889
Depreciation and amortization	**25,319**	23,344	**50,209**	46,237
Utility gross margin	**$ 218,990**	$ 217,679	**$ 373,714**	$ 351,186
A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:				
Operating revenues	**$ 196,730**	$ 412,645	**$ 518,512**	$ 781,889
Less:				
Natural Gas purchases	**161,114**	411,146	**394,401**	689,833
Operating and maintenance (1)	**7,668**	3,978	**11,123**	7,247
Depreciation and amortization	**62**	32	**119**	60
Gross margin	**27,886**	(2,511)	**112,869**	84,749
Add:				
Operating and maintenance (1)	**7,668**	3,978	**11,123**	7,247
Depreciation and amortization	**62**	32	**119**	60
Unrealized loss (gain) on derivative instruments and related transactions	**13,795**	40,446	**(26,091)**	(45,201)
Effects of economic hedging related to natural gas inventory	**(11,203)**	1,155	**12,769**	24,732
Financial margin	**$ 38,208**	$ 43,100	**$ 110,789**	$ 71,587

(1) Excludes selling, general and administrative expenses

New Jersey Resources

15

 Fiscal 2023 Q2 and YTD NFE by Business Unit  ($ in 000s)   (Thousands)  Three Months Ended March 31,  Six Months Ended March 31,  2023  2022  Change  2023  2022  Change  New Jersey Natural Gas  $100,697  $102,783  $(2,086)  $155,361  $153,863  $1,498  Clean Energy Ventures  $(9,379)  $(6,491)  $(2,888)  $(12,961)  $(13,312)  $351  Storage and Transportation  $2,450  $4,625  $(2,175)  $8,693  $7,587  $1,106  Energy Services  $21,125  $29,940  $(8,815)  $73,658  $47,507  $26,151  Home Services and Other  $(2,583)  $(651)  $(1,932)  $(2,157)  $331  $(2,488)  Total  $112,310  $130,206  $(17,896)  $222,594  $195,976  $26,618  NFEPS  $1.16  $1.36  $(0.20)  $2.30  $2.04  $0.26

 CEV: SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year1, as of March 31, 2023  Percent Hedged  Average Price  Current Price (EY)  98%  $197  $215  89%  $190  $205  71%  $183  $192  Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2023 begins on June 1, 2022, and ends on May 31, 2023  17%  $154  $177  95%  $203  $228  Based on Fiscal Year, as of March 31, 2023  Percent Hedged  Average Price  Current Price (FY)  95%  $194  $212  75%  $190  $200  63%  $182  $187  18%  $154  $170  100%  $204  $224  Over 95% hedged through   Fiscal Year 2024  63% hedged through   Fiscal Year 2026  Over 95% hedged through   Energy Year 2024  71% hedged through   Energy Year 2026

Capital Plan[1,2]

($ in Millions)

		1Q FY2023A	2Q FY2023A	YTD FY2023A	FY2022A	FY2023E	FY2024E	Near Real Time Return?
New Jersey Natural Gas	New Customer	$13	$18	$31	$54	$54 - $58	$56 - $60	Yes
	Maintenance & Integrity	$27	$28	$55	$104	$109 - $113	$161 - $176	
	Cost of Removal / Other	$9	$10	$19	$42	$36 - $40	$36 - $40	
	Facilities	$9	$12	$21	$7	$31 - $34	$2 - $4	
	IT	$14	$14	$28	$42	$65 - $69	$46 - $50	
	IIP	$9	$9	$18	$32	$32 - $36	$26 - $30	Yes
	RNG & P2G	-	-	-	$1	$25 - $28	$25 - $28	
	SAVEGREEN	$11	$13	$24	$53	$48 - $52	$48 - $52	Yes
		$91	**$104**	**$195**	**$335**	**$400 - $430**	**$400 - $440**	
Clean Energy Ventures	Sunlight Advantage	$2	$3	$5	$13	$9 - $13	$10 - $14	
	Commercial Solar	$42	$16	$58	$132	$91 - $187	$130 - $266	
		$44	**$19**	**$63**	**$145**	**$100 - $200**	**$140 - $280**	
Storage and Transportation	Adelphia Gateway	$12	$3	$15	$124	$12 - $16	$2 - $6	
	Leaf River	$1	$3	$4	$18	$8 - $12	$0 - $2	
		$13	**$6**	**$19**	**$142**	**$20 - $28**	**$2 - $8**	
Total		**$148**	**$129**	**$277**	**$622**	**$520 - $658**	**$542 - $728**	

New Jersey Resources

1) Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations
2) The sum of actual amounts may not equal due to rounding

18

 Projected Cash Flows  ($ in Millions)  Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations)  Dividend growth for fiscal 2023 and fiscal 2024 are based upon the midpoint of forecasted 7-9% growth rate  FY2022A  FY2023E  FY2024E  Cash Flow from Operations  $324  $320  -  $360  $450  -  $490  Uses of Funds  Capital Expenditures1  $590  $466  -  $600  $489  -  $671  Dividends2  $128  $132  -  $137  $143  -  $148  Total Uses of Funds  $718  $598  -  $737  $632  -  $819  Financing Activities  Common Stock Proceeds – DRIP  $15  $34  -  $36  $17  -  $19  Debt Proceeds/Other  $379  $244  -  $341  $165  -  $310  Total Financing Activities  $394  $278  -  $377  $182  -  $329

 Well Positioned in a Rising Interest Rate Environment  ($ in Millions)  Term debt only(excludes short-term debt of $187.7 million, capital leases of $35 million and solar financing obligations of $185 million). Group by fiscal years.  Impact of high interest rate environment included in FY2023 and long-term NFEPS guidance  Interest rate impact mitigated by predominately fixed-rate debt   Manageable debt repayment schedule with no significant maturity towers in any particular year  Substantial liquidity at both NJNG and NJR - $900M of credit facilities available through FY2027  Term Debt1 Maturity Schedule   as of March 31, 2023

 Expect 7% - 9%  NFEPS Growth   Annualized dividend yield   of 3.0%1  Dividend growth in line with long-term NFEPS growth expectations  Net Zero by 2050 goal for New Jersey operations  NJR: Total Expected Shareholder Return  The Clean Energy Future Starts at NJR  Solid Long Term Growth Outlook  NJR is a Premier Energy Infrastructure Company  Delivering Value to Shareholders Through Growth and Income   Growing Dividend  Based on dividend per share of $1.56 and closing share price of $51.32 on May 2, 2023  TOTAL EXPECTED SHAREHOLDER RETURN: ~10 - 12%

 NJR: Environmental, Social and Governance Efforts  Focus on Definable Accomplishments   Social  Established $20 million endowment fund for NJR’s charities to support continued community giving long into the future  Robust structure and initiatives to promote DEI at NJR including Executive DEI Council to ensure accountability  Employee-led Business Resource Groups (BRGs) bring together employees with common background to promote engagement and inclusiveness – 21% of NJR workforce belongs to one or more BRGs  Achieved NJ operational emissions reductions over 55% since 2006 with goal of 60% by 2030 and net zero by 2050  One of the largest owner-operators of solar assets in New Jersey, we have invested over $1 billion over the last decade building clean, emissions-free power for homes and businesses  Plans to invest up to $2 million over the next five years through its Coastal Climate Initiative, which has expanded to a multi-faceted environmental stewardship program  First direct investment of these funds distributed to the Natural Resource Education Foundation in Waretown, NJ (New Jersey Resources Marks Earth Day 2023 with $50,000 Donation in Support of The Lighthouse Center)  Environmental  Continued progress on reporting and transparency as through publication of 14th consecutive sustainability report  Our board of directors (Board) has a broad range of skills and industry knowledge, as well as a diversity of perspectives that align with our company’s long-term strategy  The Board is responsible for oversight of NJR’s overall strategy, including all Environmental Social and Governance (ESG) issues  NJR includes sustainability considerations in the performance metrics of our Commitment to Stakeholders. Actual results of these goals and metrics directly impact the compensation of corporate officers year-to-year and ensure accountability  Governance  2022 Diversity, Equity   and Inclusion Report  NJR’s commitment to advancing diversity, equity and inclusion is essential to our progress in building a sustainable future

Shareholder and Contact Information

Stock Transfer Agent and Registrar

The Transfer Agent and Registrar for the company's common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).

Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.

General written inquiries and address changes may be sent to:
Broadridge Corporate Issuer Solutions
P.O. Box 1342, Brentwood, NY 11717

or

For certified and overnight delivery:
Broadridge Corporate Issuer Solutions, ATTN: IWS
1155 Long Island Avenue, Edgewood, NY 11717

Shareowners can view their account information online at shareholder.broadridge.com/NJR.

Last Four Dividends Paid (Quarterly Frequency)

Ex-Dividend Date	Record Date	Payable Date	Amount per share
3/14/2023	3/15/2023	4/3/2023	$0.39
12/13/2022	12/14/2022	1/3/2023	$0.39
9/23/2022	9/26/2022	10/3/2022	$0.39[1]
6/14/2022	6/15/2022	7/1/2022	$0.3625

Corporate Headquarters

1415 Wyckoff Road
Wall, NJ 07719
(732) 938-1000
www.njresources.com

Contact Information

Adam Prior – Director, Investor Relations
732-938-1145
aprior@njresources.com

Online Information

Website: www.njresources.com

Investor Relations: LINK

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1) 7.6 percent increase in the quarterly dividend rate to $0.39 per share from $0.3625 per share

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